November 20, 2014

TOUCHSTONE INVESTMENT TRUST

Touchstone Institutional Money Market Fund

Touchstone Money Market Fund

Supplement to the Prospectus and Summary Prospectus dated January 30, 2014 and

Statement of Additional Information dated April 30, 2014

At a meeting of the Board of Trustees (the “Board”) of Touchstone Investment Trust held on November 20, 2014, the Board approved a plan to close and liquidate each of Touchstone Institutional Money Market Fund and Touchstone Money Market Fund (each, a “Fund,” collectively, the “Funds”).  Each Fund is expected to be closed and liquidated on or about March 20, 2015 (the “Liquidation Date”).  The liquidation of each Fund is subject to approval by the holders of a majority of the outstanding voting securities of the Fund. Shareholders of record of each Fund as of December 22, 2014 will be mailed additional information about the proposed liquidations in a joint proxy statement on or about January 5, 2015. A combined special meeting of shareholders is expected to be held on or about February 20, 2015.

Accordingly, in anticipation of liquidation, each Fund is closed to new investors as of the close of business on November 24, 2015. Also effective as of the close of business on November 24, 2014, existing shareholders will no longer be able to order new checkbooks.

The Funds’ check writing feature will be discontinued as of the close of business on February 27, 2015.  Beginning on March 2, 2015, the Funds will no longer accept or process checks written against their shares.  Any checks written against Fund shares will be returned and fees may be incurred as a result.  The Funds recommend that any shareholders with check writing privileges cease writing checks against Fund shares by January 30, 2015 to allow adequate time for all outstanding drafts to clear prior to the Funds’ termination of the check writing privilege.

Fund shareholders participating in an automatic investment plan will not have automatic deductions made from their bank accounts after March 19, 2015.  Shareholders participating in a systematic withdrawal plan will no longer have deductions made from their Fund accounts after March 19, 2015.

At any time prior to the Liquidation Date, shareholders may redeem shares of the Funds or exchange their shares of the Funds for shares in other Touchstone Funds, subject to minimum investment account requirements and other restrictions on exchanges as described in the applicable Fund’s prospectus.

If you still hold shares of a Fund on the Liquidation Date, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account.  The sale or liquidation of your shares will generally be a taxable event.  You should consult your personal tax advisor concerning your particular tax situation.

If you hold Fund shares through a Touchstone IRA or Coverdell ESA, and we do not receive instructions on the disposition of your shares by the Liquidation Date, we will exchange your shares into shares of the Touchstone Ultra Short Duration Fixed Income Fund.

As shareholders redeem shares of the Funds between the date of this Supplement and the Liquidation Date, a Fund may not be able to continue to invest its assets in accordance with its stated investment policies.  Accordingly, each Fund may deviate from its stated investment policies during the period between the date of this Supplement and the Liquidation Date.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-55-TINT-S1-1411